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                                                                Exhibit 10.19


                         NCR LONG TERM INCENTIVE PROGRAM

                            EFFECTIVE JANUARY 1, 1997

                                    PREAMBLE

         This NCR Long Term Incentive Program ("Program") is adopted effective January 1, 1997.

         The Program is approved and adopted by the Compensation Committee of the Board of Directors of NCR Corporation ("Company") pursuant to its authority under Section 4.2 of the NCR Management Stock Plan to determine the terms and conditions of awards to participants in the Management Plan.


                                    ARTICLE I

                                   Definitions

 1.1 Award means an award of Restricted Stock Units granted under the NCR Management Stock Plan, pursuant to the terms of this Program as described herein.

 1.2 Committee means the Compensation Committee of the Board of Directors of NCR Corporation.

 1.3 Common Stock means the common stock of NCR Corporation, par value $.01 per share.

 1.4     Company means NCR Corporation, a Maryland corporation.

 1.5 Disability means a total and permanent disability that causes a Participant to be eligible to receive long term disability benefits from the NCR Long Term Disability Plan, or any similar plan or program sponsored by a subsidiary or branch of the Company that covers the Participant.

 1.6 Executive Officers means Board-appointed officers of the Company who are designated by the Board as "Section 16 officers."

 1.7     Fair Market Value has the meaning as defined in the Management Plan.

 1.8 Key Employees means senior managers and other employees of the Company, other than Executive Officers, who, in the opinion of the Chief Executive Officer,


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         by virtue of their decision-making and administrative responsibilities affect significantly the long-term strategies, performance and profitability of the Company.

 1.9 Management Plan means the NCR Management Stock Plan, adopted effective as of January 1, 1997.

 1.10 Participant means an Executive Officer or Key Employee who is designated to participate in the Program for a particular Performance Cycle pursuant to ARTICLE II, and any former Executive Officer or Key Employee entitled to payment of an Award from the Program.

 1.11 Performance Cycle means each of the three-year periods beginning on January 1, 1996 and each January 1 thereafter.

 1.12    Program means this NCR Long Term Incentive Program.

 1.13 Restricted Stock Units means an award pursuant to Article 10 (Other Stock Unit Awards) of the Management Plan of units valued by reference to a designated amount of shares of Common Stock, subject to restrictions as described in a Restricted Stock Unit Statement, which are payable in shares of Common Stock or cash upon expiration of the applicable restrictions.

 1.14 Retirement means termination of employment with NCR when a Participant is eligible to immediately receive pension benefits (other than PensionPlus benefits or any similar pension benefits payable upon any termination of employment) from any NCR pension plan.


                                   ARTICLE II

                          Eligibility and Participation

 2.1 Eligibility. Executive Officers and Key Employees of the Company are eligible to receive awards under the Program.

 2.2 Participation. During the first quarter of each calendar year, the Committee shall designate the Executive Officers, and the Chief Executive Officer shall designate the Key Employees, who will participate in the Program for the Performance Cycle beginning in that calendar year. As provided in Section 4.1 New Participants Mid- Year, the Committee or the Chief Executive Officer, as applicable, may also designate as a Participant an individual who is newly hired, promoted or transferred into a position eligible for participation in the Program.


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                                   ARTICLE III

                                     Awards

 3.1 Awards. Each Award granted under the Program shall be in the form of Restricted Stock Units, and shall relate to a specified Performance Cycle.

         The amount of award to an Executive Officer shall be determined by the Chairman and Chief Executive Officer and the Committee, based on their evaluation of each Executive Officer's performance for the first calendar year of each Performance Cycle, taking into consideration (1) performance objectives for each Executive Officer established by the Committee at the beginning of the calendar year, (2) comparative data on compensation practices of similar companies, and (3) any other factors determined by the Chairman and Chief Executive Officer and the Committee to be relevant to assessing the performance of the Executive Officers.

         The amount of award to a Key Employee shall be determined by the Chairman and Chief Executive Officer, based on his evaluation of each Key Employee's performance for the first calendar year of each Performance Cycle, taking into consideration (1) performance objectives for each Key Employee established by the Chairman and Chief Executive Officer at the beginning of the calendar year, (2) comparative data on compensation practices of similar companies, and (3) any other factors determined by the Chairman and Chief Executive Officer to be relevant to assessing the performance of the Key Employees.

 3.2 Maximum Award. The Compensation Committee shall establish the maximum amount of Award under the Plan that can be paid to each Executive Officer for each calendar year.

 3.3 Award of Restricted Stock Units. Awards earned for the first calendar year of each Performance Cycle shall be determined and paid by awarding Restricted Stock Units during the first quarter of the next following calendar year. The number of Restricted Stock Units awarded with respect to each Award shall be determined by dividing the dollar amount of the Award by the Fair Market Value of one share of Common Stock on the date the Restricted Stock Units are awarded, or if no trading occurs on such date, on the preceding trading day, rounded up to the nearest whole share.

         Restricted Stock Units awarded pursuant to the Program shall be subject to the terms and conditions described in a Restricted Stock Unit Statement provided to each Participant who becomes entitled to an Award, in the form as attached as Appendix A to this Program, with such minor modifications as the Chief Executive Officer or the Senior Vice President, Global Human Resources, may approve from time to time, which shall set out the terms and conditions of each Award issued under the Program.



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3.5      Rights of Stockholder. A Participant shall not be, or have any of the rights and privileges of, a stockholder of the Company with respect to any shares of Common Stock issuable under this Program unless and until the shares have been credited to the Participant by the Company's Transfer Agent and Stock Registrar.

3.7 Issuance of Shares. The Restricted Stock Units will vest and become payable if the Participant remains employed by the Company until the end of the Performance Cycle with respect to which such Restricted Stock Units were awarded. At the time the Restricted Stock Units become vested, the Company will transfer to the Participant a number of shares of Common Stock equal to the number of vested Restricted Stock Units. The Company may offer each Participant the opportunity to elect to receive all or a portion of the Award in cash.


                                   ARTICLE IV

         Hires, Promotions, Re-Assignments and Terminations During a Performance Cycle

4.1 New Participants Mid-Year. If an individual is newly hired, promoted or transferred during a calendar year into a position eligible for participation in the Program, he or she shall be eligible for an Award under the Plan for the calendar year, subject to the maximum Award established by the Compensation Committee, prorated for the portion of the calendar year following the date of eligibility for the Plan.

 4.2 Re-Assignment of Participant. If an individual currently participating in the Program is re-assigned during a calendar year to a non-participating position, as determined by the Chief Executive Officer, he or she will not be eligible for additional Awards under the Program, but shall be entitled to receive an Award for the Performance Cycle that began on January 1 of such calendar year, and shall continue to vest in any Restricted Stock Units received for other Performance Cycles while employment with the Company continues.

4.3 Retirement or Disability. A Participant who terminates employment with the Company due to Retirement or Disability shall be eligible to receive an Award for the Performance Cycle that began on January 1 of


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         the calendar year in which termination of employment occurs, subject to the maximum Award established by the Compensation Committee, prorated for the portion of the calendar year prior to the termination of employment, and shall be fully vested in the Restricted Stock Units received for the Performance Cycle beginning in such calendar year and any previous years.

 4.4 Termination of Employment. If a Participant terminates employment with the Company for a reason other than Retirement, Disability or death, no Award shall be payable with respect to the calendar year in which such termination occurs, and any unvested Restricted Stock Units issued pursuant to the Program shall be forfeited.

 4.6 Death. If a Participant dies while employed by the Company, any unvested Restricted Stock Units issued pursuant to the Program shall become vested and nonforfeitable, and shall be paid in cash to a beneficiary designated in writing by the Participant for such purpose, or if no such beneficiary is designated, the Participant's estate. The Chairman and Chief Executive Officer may in his discretion, subject to approval by the Compensation Committee, determine that an Award for the calendar year in which death occurs shall be payable to the Participant's estate.


                                    ARTICLE V

                                 Administration

5.1 Withholding Taxes. The Company shall deduct from all distributions under the Program any taxes required to be withheld by federal, state or local governments. When distributions are made in shares of Common Stock, the Company shall have the right to retain the value of sufficient shares equal to the amount of the tax required to be withheld with respect to such distributions. In lieu of withholding the value of shares, the Company may require a recipient of a distribution in Common Stock to reimburse the Company for any such taxes required to be withheld upon such terms and conditions as the Company may prescribe.

5.2 Non-alienation of Benefits. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, including assignment pursuant to a domestic relations order, and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, or torts of the Participant.

5.3 Amendment or Termination of the Program. The Compensation Committee at any time may amend or terminate the Program, provided that no such


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         action shall adversely affect the right of any Participant to a benefit to which he or she has become entitled pursuant to the Program.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this _____ day of ________, 1997.


                       NCR CORPORATION


                        By:_____________________________________________________
                             Richard H. Evans
                             Senior Vice President, Global Human Resources



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                          NCR MANAGEMENT INCENTIVE PLAN

                             FOR EXECUTIVE OFFICERS

                            EFFECTIVE JANUARY 1, 1997


                                    PREAMBLE

         This NCR Management Incentive Plan for Executive Officers ("Plan") is adopted effective January 1, 1997, by the Compensation Committee of the Board of Directors of NCR Corporation ("Company").


                                    ARTICLE I

                                   Definitions

1.1      Award means an award of incentive compensation pursuant to the Plan.

1.2 Committee means the Compensation Committee of the Board of Directors of NCR Corporation.

1.3      Company means NCR Corporation, a Maryland corporation.

1.4 Disability means a total and permanent disability that causes a Participant to be eligible to receive long term disability benefits from the NCR Long Term Disability Plan, or any similar plan or program sponsored by a subsidiary or branch of the Company.

1.5 Executive Officers means Board-appointed officers of the Company who are designated by the Board as "Section 16 officers."

1.6 Participant means an Executive Officer, and any former Executive Officer entitled to payment of an Award from the Program.

1.7      Plan means this NCR Management Incentive Plan for Executive Officers.

1.8 Retirement means termination of employment with NCR when a Participant is eligible to immediately receive pension benefits (other than PensionPlus benefits or any similar pension benefits payable upon any termination of employment) from any NCR pension plan.
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                                   ARTICLE II

                          Eligibility and Participation

2.1 Eligibility and Participation. Executive Officers of the Company are eligible to receive Awards under the Plan.


                                   ARTICLE III

                                 Terms of Awards

3.1 Awards. Each Award under the Plan shall be paid in cash, the amount of which shall be determined by the Chairman and Chief Executive Officer and the Committee, based on their evaluation of each Participant's performance for the calendar year, taking into consideration (1) performance objectives for each Executive Officer established by the Compensation Committee at the beginning of the calendar year, (2) comparative data on compensation practices of similar companies, and
         (3) any other factors determined by the Chairman and Chief Executive Officer and the Committee to be relevant to assessing the performance of the Executive Officers.

3.2 Maximum Award. The Committee shall establish the maximum amount of Award under the Plan that can be paid for each calendar year.


                                   ARTICLE IV

                     New Hires, Promotions and Terminations

4.1 New Participants Mid-Year. If an individual is newly hired or promoted during a calendar year into a position eligible for participation in the Plan, he or she shall be eligible for an Award under the Plan for the calendar year, subject to the maximum Award established by the Compensation Committee, prorated for the portion of the calendar year following the date of eligibility for the Plan.

4.2 Retirement or Disability. A Participant who terminates employment with the Company due to Retirement or Disability shall be eligible to receive an Award for the portion of the calendar year prior to termination of employment, subject to the maximum Award established by the Compensation Committee, prorated for the portion of the calendar year prior to termination of employment.

4.3 Termination of Employment. If a Participant terminates employment with the Company for a reason other than Retirement, Disability or death, no Award shall be payable with respect to the calendar year in which such termination occurs.

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4.4      Death. If a Participant dies while employed by the Company, the
         Chairman and Chief Executive Officer may in his discretion, subject to approval by the Compensation Committee, determine that an Award for the calendar year in which death occurs shall be payable to the Participant's estate.

                                    ARTICLE V

                                 Administration

5.1 Withholding Taxes. The Company shall deduct from all distributions under the Program any taxes required to be withheld by federal, state or local governments.

5.2 Non-alienation of Benefits. No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, including assignment pursuant to a domestic relations order, and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, or torts of the Participant.

5.3 Administration. The Committee shall administer the Plan, interpret the terms of the Plan, amend and rescind rules relating to the Plan, and determine the rights and obligations of Participants under the Plan. The Committee may delegate any of its authority as it solely determines. All decisions of the Committee shall be final and binding upon all parties including the Company, its stockholders, and the Participants.

5.4 Amendment or Termination of the Program. The Compensation Committee at any time may amend or terminate the Plan, provided that no such action shall adversely affect the right of any Participant to a benefit to which he or she has become entitled pursuant to the Plan.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed on this _____ day of ________, 1997.

                                   NCR CORPORATION


                                   By:
                                         ---------------------------------------
                                         Richard H. Evans
                                         Senior Vice President,
                                         Global Human Resources

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